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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2006

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                               OMNICOM GROUP INC.
               (Exact Name of Registrant as Specified in Charter)

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          New York                       1-10551                  13-1514814
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)

    437 Madison Avenue, New York, NY                                10022
(Address of Principal Executive Offices)                          (Zip Code)

       Registrants' telephone number, including area code: (212) 415-3600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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      Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

      |_| Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under Securities Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13(c) under the Exchange Act

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Item 1.01 Entry into a Material Definitive Agreement.

      In connection with the expiration, on June 27, 2006, of the consent solicitation commenced on May 30, 2006 by Omnicom Group Inc. ("OGI"), Omnicom Capital Inc. ("OCI") and Omnicom Finance Inc. ("OFI" and together with OGI and OCI, the "Issuers") to attain consents to amend the indenture under which the Issuers' Zero Coupon Zero Yield Convertible Notes due 2033 were issued, the Issuers and JP Morgan Chase Bank, N.A. (the "Trustee") entered into the Fourth Supplemental Indenture (the "Fourth Supplemental Indenture"), dated as of June 30, 2006, among the Issuers and the Trustee, which is binding on all holders of the notes that consented to the amendments during the consent solicitation. Pursuant to the Fourth Supplemental Indenture, the Issuers agree to (i) extend the maturity date of the amended notes to July 1, 2038; (ii) extend the contingent cash interest payment dates through June 15, 2038; (iii) extend the holders' put rights to include June 15, 2033, 2034, 2035, 2036 and 2037; (iv) extend the conversion rights associated with the amended notes to July 1, 2038; and (v) amend the comparable yield applicable to the amended notes to be 7.34%. As a result of the Fourth Supplemental Indenture, Omnicom issued $427,128,000 of amended notes to consenting holders in exchange for an equal amount of notes previously issued under the Indenture. On June 21, 2006, Omnicom repurchased $132,504,000 of notes as a result of the holder's right to put the notes to Omnicom.

      The description of the Fourth Supplemental Indenture is not complete and is qualified in its entirety by the full text of such document, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

      The information described above under "Item 1.01 Entry into a Material Definitive Agreement" is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit
Number      Description
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4.1         Fourth Supplemental Indenture, dated June 30, 2006, among Omnicom
            Group Inc., Omnicom Capital Inc., Omnicom Finance Inc. and JP Morgan
            Chase Bank, N.A.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMNICOM GROUP INC.

                                        By: /s/ Philip J. Angelastro
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                                            Name:  Philip J. Angelastro
                                            Title: Senior Vice President Finance
                                                   and Controller

Date: July 7, 2006


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                                  EXHIBIT INDEX

Exhibit
Number      Description
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4.1         Fourth Supplemental Indenture, dated June 30, 2006, among Omnicom
            Group Inc., Omnicom Capital Inc., Omnicom Finance Inc. and JP Morgan
            Chase Bank, N.A.


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